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                                                                       EXHIBIT B


                                   SHAREHOLDER
                                APPRAISAL RIGHTS
                                   DEMAND FORM

         By this instrument, I, ______________________________, hereby exercise my appraisal rights for my shares of Pan Western Energy Corporation (the "Company") on this ______ day of October, 2000, before the taking of the vote on the merger.

         I acknowledge that the Company is going to merge with and into its wholly owned subsidiary, IntelliReady, Inc. I have been advised of the filings available through the SEC EDGAR Database related to the Company and have received and reviewed the Company's most recent 14(f) and 14(c). By signing this Demand Form, I hereby affirmatively state that I am making an informed decision and want to receive payment for my shares pursuant to OKLA. STAT. tit. 18
Section 1091 (1999).

         I understand that a proxy or a vote against the merger shall not constitute an appraisal demand. I further understand that in order to exercise my appraisal rights, I must comply with the terms of OKLA. STAT. tit. 18 Section 1091 (1999), a copy of which was provided with the 14(c) Information Statement.



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                                                    Shareholder Signature

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                                                    Number of Shares

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                                                    City

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                                                    State, Zip Code

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                                                    Phone Number

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                                                    Email Address